Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 1, 2006, is entered into among HEALTH NET, INC., a Delaware corporation (the “Borrower”), the Lenders and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”). Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement described below.

W I T N E S S E T H

WHEREAS, the Borrower, the Lenders party thereto, and the Administrative Agent entered into that certain Credit Agreement dated as of June 30, 2004, as amended by that certain First Amendment to Credit Agreement dated as of March 2, 2005, as amended by that certain Second Amendment to Credit Agreement dated as of August 8, 2005 (the “Existing Credit Agreement”);

WHEREAS, the Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as hereinafter set forth; and

WHEREAS, the Required Lenders have agreed to such modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

PART 1

DEFINITIONS

SUBPART 1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“Amendment No. 3 Effective Date” is defined in Subpart 3.1.

SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2

AMENDMENTS TO EXISTING CREDIT AGREEMENT

Effective on (and subject to the occurrence of) the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part 2.

SUBPART 2.1 Amendments to Section 1.01. Section 1.01 of the Existing Credit Agreement is hereby amended in the following respects:

(a) Clause (c) of the definition of “Funded Indebtedness” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

(c) all obligations arising under unreimbursed obligations arising under letters of credit, bankers’ acceptances, bank guaranties, surety bonds and similar instruments that are or should be reflected at such date on the Borrower’s consolidated balance sheet in accordance with GAAP;

(b) A new clause (e) is hereby added to the definition of “Indebtedness” set forth in Section 1.01 of the Existing Credit Agreement immediately following clause (d), such clause (e) to read as follows:

(e) all obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c) The definition of “Letter of Credit Sublimit” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Aggregate Commitments and (b) $300,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

(d) The definition of “Minimum Borrower Cash Flow Fixed Charge Coverage Ratio” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

“Minimum Borrower Cash Flow Fixed Charge Coverage Ratio” means, for any period of four consecutive fiscal quarters, the ratio of (a) (i) the aggregate amount of all cash on hand of the Borrower on the date twelve months prior to the date of such calculation plus (ii) the aggregate amount (such aggregate amount to be delineated on a Subsidiary-by-Subsidiary basis) of all dividends of the Subsidiaries of the Borrower to the Borrower for such period plus (iii) to the extent not included in clause (ii) immediately above, the aggregate amount (such aggregate amount to be delineated on a Subsidiary-by-Subsidiary basis) of all cash distributed from non-regulated Subsidiaries of the Borrower to the Borrower for such period plus/minus (iv) the aggregate amount (such aggregate amount to be delineated on a Subsidiary-by-Subsidiary basis) of all payments on intercompany loans between the Borrower and its Subsidiaries minus (v) the aggregate amount (such aggregate amount to be delineated on a Subsidiary-by-Subsidiary basis) of all other capital contributions by the Borrower into regulated Subsidiaries of the

Borrower during such period (other than a Designated Capital Contribution) minus (vi) the aggregate amount (such aggregate amount to be delineated on a Subsidiary-by-Subsidiary basis) of all Investments by the Borrower into non-regulated Subsidiaries of the Borrower during such period minus (vii) the aggregate amount of all capital expenditures of the Borrower during such period plus/minus (viii) the aggregate of all cash Taxes of the Borrower and its Subsidiaries paid by the Borrower during such period (net of the aggregate amount of all cash received by the Borrower from regulated and non-regulated Subsidiaries of the Borrower pursuant to all tax sharing arrangements between the Borrower and such Subsidiaries) during such period to (b) (i) Consolidated Scheduled Funded Debt Payments for such period plus (ii) the aggregate amount of all public dividends of the Borrower paid during such period plus (iii) the net amount of Consolidated Rental Expense paid by the Borrower and not reimbursed by the Subsidiaries for such period.

SUBPART 2.2 Amendments to Section 7.09. The proviso to Section 7.09 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.09 Restricted Payments.

provided that during any period in which a Ratings Downgrade has occurred and is continuing, the aggregate amount of all such Restricted Payments pursuant to this clause (c) shall not exceed $75,000,000 for any consecutive four quarter period, beginning with the first fiscal quarter following such Ratings Downgrade; it being understood however that this proviso does not in any way limit (i) Restricted Payments permitted by clauses (a) and (b) hereof or (ii) other repurchases, redemptions or retirements of the capital stock of the Borrower, to the extent such repurchases, redemptions or retirements are in an amount equal to the sum of the proceeds received by the Borrower from the exercise of stock options held by employees, management or directors of the Borrower, plus any tax benefit to the Borrower related to such exercise.

SUBPART 2.3 Amendments to Section 8.01(e). The last proviso to Section 8.01(e) of the Existing Credit Agreement is hereby amended to delete the reference to “not” contained in such proviso.

PART 3

CONDITIONS TO EFFECTIVENESS

SUBPART 3.1 Amendment No. 3 Effective Date. This Amendment shall be and become effective as of the date hereof (the “Amendment No. 3 Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Amendment”.

SUBPART 3.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Required Lenders and the Administrative Agent.

SUBPART 3.3 Fees and Expenses. The Administrative Agent shall have received, (i) for the account of each Lender who executes and approves this Amendment on or before 1:00 P.M. (EST) on February 28, 2006, an amendment fee equal to 5 basis points of the Commitment of each such approving Lender, which fee shall be due and payable to each approving Lender when all of the conditions set forth in this Part 3 shall have been satisfied and (ii) on the date hereof, all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including without limitation the fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent to the extent the Borrower has received an invoice prior to the Amendment No. 3 Effective Date).

PART 4

MISCELLANEOUS

SUBPART 4.1 Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (a) no Default or Event of Default exists under the Existing Credit Agreement and (b) the representations and warranties set forth in Article V of the Existing Credit Agreement (i) that contain a materiality qualification are true and correct on and as of the date hereof, subject to the limitations set forth therein, as if made on and as of such date (except to the extent such representations and warranties expressly relate to another date in which case such representations and warranties shall be true and correct as of such date) and (ii) that do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof, subject to the limitations set forth therein, as if made on and as of such date (except to the extent such representations and warranties expressly relate to another date in which case such representations and warranties shall be true and correct in all material respects as of such date).

SUBPART 4.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.3 Instrument Pursuant to Existing Credit Agreement. This Amendment is executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

SUBPART 4.4 References in Other Loan Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment.

SUBPART 4.5 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

SUBPART 4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

SUBPART 4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SUBPART 4.8 General. Except as amended hereby, the Existing Credit Agreement and all other credit documents shall continue in full force and effect.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Credit Agreement as of the date first above written.

BORROWER:	HEALTH NET, INC., a Delaware corporation

	By:	/s/ Wisdom Lu
	Name:	Wisdom Lu
	Title:	Treasurer

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Assistant Vice President

LENDERS:	BANK OF AMERICA, N.A., as L/C Issuer, Swing Line Lender as a Lender

	By:	/s/ Joseph L. Corah
	Name:	Joseph L. Corah
	Title:	Senior Vice President

CITICORP USA, INC.

By:	/s/ Peter C. Bickford
Name:	Peter C. Bickford
Title:	Vice President Citicorp USA. Inc. / Managing Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Vice President

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006

THE BANK OF NEW YORK

By:	/s/ Jonathan Rollins, CFA
Name:	Jonathan Rollins, CFA
Title:	Vice President

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Robert Tietjen
Name:	Robert Tietjen
Title:	Vice President

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006

THE BANK OF NOVA SCOTIA

By:	/s/ Dana Maloney
Name:	Dana Maloney
Title:	Managing Director

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006

WELLS FARGO BANK, N.A.

By:	/s/ Lucy Nixon
Name:	Lucy Nixon
Title:	Senior Vice President

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006

NATIONAL CITY BANK

By:	/s/ Gustavus A. Bahr
Name:	Gustavus A. Bahr
Title:	Vice President

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Yoshihiro Hyakutome
Name:	Yoshihiro Hyakutome
Title:	Joint General Manager

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director Banking Products Services, US

Signature Page to Third Amendment

and Consent to Credit Agreement

Health Net, Inc.

March 2006